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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-30943 and 333-50519) of 8x8, Inc. of our report dated April 27, 1999, except for Note 10, which is as of May 13, 1999 appearing on page 35 of this Form 10-K.

PricewaterhouseCoopers LLP
San Jose, California
May 24, 1999